SUPPLEMENT TO THE SPARTAN(registered trademark) MUNICIPAL FUNDS' OCTOBER 18, 1996 PROSPECTUS
       PROPOSED REORGANIZATION. The Board of Trustees of Spartan Aggressive Municipal Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Spartan Aggressive Municipal Fund and Fidelity Aggressive Municipal Fund, a fund of Fidelity Municipal Trust.
The Agreement provides for transfer of substantially all of the assets and the assumption of all of the liabilities of Spartan Aggressive Municipal Fund solely in exchange for the number of shares of Fidelity Aggressive Municipal Fund equal in value to the relative net asset value of the outstanding shares of Spartan Aggressive Municipal Fund. Following such exchange, Spartan Aggressive Municipal Fund will distribute the Fidelity Aggressive Municipal Fund shares to its shareholders pro rata, in liquidation of Spartan Aggressive Municipal Fund as provided in the Agreement (the transactions contemplated by the Agreement referred to as the "Reorganization").
The Reorganization can be consummated only if, among other things, it is approved by a majority vote of shareholders. A Special Meeting (the "Meeting") of the Shareholders of Spartan Aggressive Municipal Fund will be held on July 16, 1997, and approval of the Agreement will be voted on at that time. In connection with the Meeting, Spartan Aggressive Municipal Fund will be filing with the Securities and Exchange Commission and delivering to its shareholders of record a Proxy Statement describing the Reorganization and a Prospectus for Fidelity Aggressive Municipal Fund.
If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about July 31, 1997. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In the event Spartan Aggressive Municipal Fund shareholders fail to approve the Agreement, Spartan Aggressive Municipal Fund will continue to engage in business as a registered investment company and the Board of Trustees will consider other proposals for the reorganization or liquidation of Spartan Aggressive Municipal Fund.
   The following paragraph on the cover page has been removed:
Spartan Aggressive Municipal may invest without limitation in lower-quality debt securities, sometimes called "municipal junk bonds." Investors should consider that these securities carry greater risks, such as the risk of default, than other debt securities. Refer to "Investment Principles and Risks" on page 17 for further information.
The following information supplements that found in the "Who May Want to Invest" section beginning on page 3.

   Effective January 20, 1997, Spartan Aggressive Municipal was closed to all new and subsequent purchases except for reinvestment of dividends or other distributions.
The following information replaces similar information found in the "Expenses" section on page 6.
SPARTAN AGGRESSIVE MUNICIPAL
Operating Expenses

Management fee                                                .55    %A

12b-1 fee                                                  None

Other expenses                                              .00%

Total fund operating expenses                                 .55    %

AEffective March 1, 1997, FMR has voluntarily agreed to implement a management fee reduction from .60% to .55%.

Examples
      Account    Account
      open       closed

After 1     $         $
year

After 3     $         $
years

After 5     $         $
years

After 10    $         $
years

   Effective March 17, 1997, the following information replaces similar information found in the "Investment Principles and Risks" section on page 18.
    SPARTAN AGGRESSIVE MUNICIPAL    invests primarily in investment grade
municipal securities. The fund may also invest up to 35% of its assets in below investment-grade securities. Although the fund can invest in securities of any maturity, FMR seeks to manage the fund so that it generally reacts to changes in interest rates similarly to municipal bonds with maturities between eight and 18 years. As of August 31, 1996, the fund's dollar-weighted average maturity was approximately 15 years. The fund normally invests so that at least 80% of its assets are invested in municipal securities whose interest is free from federal income tax. Effective March 17, 1997, the following information replaces similar information found in the "Securities and Investment Practices" section on page 20.
    RESTRICTIONS:    Spartan Short-Intermediate Municipal Income, Spartan
Intermediate Municipal Income, and Spartan Municipal Income normally invest in investment-grade securities, but reserve the right to invest up to 5% of their assets in below investment-grade securities (sometimes called "municipal junk bonds"). Spartan Aggressive Municipal currently intends to limit its investments in below investment-grade securities to less than 35% of its assets and does not currently intend to invest more than 10% of its total assets in bonds that are in default. A security is considered to be investment-grade if it is rated investment grade by Moody's Investors Service, Standard and Poor's, Duff & Phelps Credit Rating Co., or Fitch Investors Service, L.P. or is unrated but judged by FMR to be of equivalent quality.
The following information replaces similar information found in the "Breakdown of Expenses" section on page 25.
FMR has voluntarily agreed to limit Spartan Municipal Money's total operating expenses to an annual rate of .40% of average net assets for the fiscal year ended 1996. Effective March 1, 1997, FMR has voluntarily agreed to reduce Spartan Aggressive Municipal's management fee rate from .60% to
 .55%. If this reduction were in effect, the total management fee rate would have been .55%.
The following information replaces similar information found in the "How to Buy Shares" section on page 28.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details. Effective January 20, 1997, Spartan Aggressive Municipal was closed to new and subsequent purchases except for reinvestment of dividends or other distributions.
The following information replaces similar information found in the "Transaction Details" section found on page 38.
   FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE     of
$12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
The following information replaces similar information found in the "Key Facts" section on page 4.
Spartan    Allowed to invest in               With its ability to invest in
Agressiv   lower-quality municipal            lower-quality securities
e          securities. Although the fund      with longer-term
Municipa   can invest in securities of any    maturities, this is the
l          maturity, FMR seeks to             most aggressive fund in
           manage the fund so that it         the family.
           generally reacts to changes in
           interest rates similarly to
           municipal bonds  with
           maturities between 8 and 18
           years.

                                              (high risk graphic)

                                              (low to medium risk graphic)